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Vanguard(R) Pennsylvania Tax-Exempt Funds

Annual Report
November 30, 1999
-----------------
Vanguard Pennsylvania
  Tax-Exempt Money
  Market Fund
Vanguard Pennsylvania
  Insured Long-Term
  Tax-Exempt Fund

[PHOTO]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
   Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
   While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
   While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

   But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN ..........1   FUND PROFILES .........................12
THE MARKETS IN PERSPECTIVE ........6   FINANCIAL STATEMENTS ..................15
REPORT FROM THE ADVISER ...........8   REPORT OF INDEPENDENT ACCOUNTANTS .....30
PERFORMANCE SUMMARIES ............10
--------------------------------------------------------------------------------

[PHOTO]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN

Concerns about higher inflation took hold of the bond market during the early months of the Vanguard Pennsylvania Tax-Exempt Funds' 1999 fiscal year and never loosened their grip. The resulting decline in prices made the 12 months ended November 30 a difficult period for fixed-income investors. Our Insured Long-Term Tax-Exempt Fund registered a total return of -1.7%, which was better than that of its average peer, but behind that of its unmanaged benchmark index. Our Tax-Exempt Money Market fund earned a total return of 3.1%, a bit ahead of the 2.7% return of the average Pennsylvania tax-exempt money market fund.
     The table at right presents each fund's 12-month return along with those of our average mutual fund competitors. The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.51 per share on November 30, 1998, to $10.65 per share on November 30, 1999, and is adjusted for dividends totaling $0.578 per share paid from net investment income and a distribution of $0.092 per share paid from net realized capital gains. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 5.17%, up from 4.31% a year earlier; the Money Market Fund's yield was 3.57%, up from 3.04%.

--------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                               FISCAL YEAR ENDED
                                                               NOVEMBER 30, 1999
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
    MONEY MARKET FUND                                                 3.1%
    (SEC 7-Day Annualized Yield: 3.57%)
Average Pennsylvania Tax-Exempt
    Money Market Fund*                                                2.7
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA INSURED
    LONG-TERM TAX-EXEMPT FUND                                        -1.7%
Average Pennsylvania Municipal
    Debt Fund*                                                       -3.5
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     For Pennsylvania residents, income earned by our funds is exempt from federal and Pennsylvania state income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW
The 12 months ended November 30 featured plenty of positive economic news, as well as a good deal of apprehension over how long the good times can last without touching off higher inflation. The U.S. economy expanded at an inflation-adjusted rate of 4.3% from the third quarter of 1998 to the third quarter of 1999, the nation's unemployment rate hovered near record-low levels, and inflation barely stirred.
     However, the nagging concern that inflation would soon accelerate resulted in a steady rise in interest rates during the fiscal year. The rate increase merely restrained the stock market, which managed an impressive advance, but dealt a heavy blow to bond prices, which suffered their worst year since 1994. The Federal Reserve Board went along with the uptrend in interest rates, hiking its target for short-term interest rates by 25 basis points on three separate occasions in an attempt to head off inflation it believes could result from strong growth and tight labor markets.

     Technology companies propelled the U.S. stock market higher, and the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 20.9%--the index's fifth straight year of returns higher than 20%. The broad market, as represented by the Wilshire 5000 Total Market Index, advanced an even higher 22.4%, but a large portion of the gain was concentrated in a relatively small number of stocks. Many value-oriented stocks were left far behind.
     The yield of the 30-year U.S. Treasury bond ended the fiscal year at 6.29%, up 123 basis points (1.23 percentage points) from its starting point of 5.06% on November 30, 1998. The yield of 3-month U.S. Treasury bills climbed to 5.30% on balance, from 4.48%. Yields of high-quality, long-term municipal bonds climbed nearly a full percentage point, from 4.89% when the period began to 5.87% on November 30, 1999. Yields of top-grade (MIG-1) 3-month notes, which react more quickly to changes in short-term interest rates, rose from 2.95% to 3.80%.
     The Lehman Brothers 10 Year Municipal Bond Index, a good measure of the long-term municipal market, recorded a return of -0.4% during our fiscal year. Long-term bonds suffer more when interest rates are rising, just as they benefit more from a decline in interest rates.
     Municipal bonds performed well early in the 1999 fiscal year as new issuance dropped off from 1998's near-record levels and yields remained high relative to Treasuries. But their relative performance faltered later in the period because many investors were attracted to corporate bonds.
     At the end of the fiscal year, the spread between yields of long-term Treasuries and long-term munis stood at just 42 basis points (0.42 percentage point). This is an extremely narrow gap, given that the income from Treasuries is subject to federal income taxes (but not state taxes), while income from a state-specific municipal bond fund is fully exempt from federal and state taxes. On November 30, the yield of a top-quality, long-term municipal bond was equal to about 93% of the yield of the 30-year U.S. Treasury bond. Historically, the ratio has been about 84%.

FISCAL 1999 PERFORMANCE OVERVIEW
The -1.7% return of Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund was ahead of the -3.5% return of the average Pennsylvania municipal bond fund, which has lower average credit quality than our fund but a similar average maturity. Our return, however, was just behind the -1.1% return of the unmanaged Lehman Municipal Bond Index. Though our fund earned an income return of 5.0%, a price decline of -6.7% engendered by the rise in interest rates pulled our total return into negative territory for the year. (The Performance Summary on page 11 presents a breakdown of the fund's returns into their income and capital components dating to the fund's inception.) Our performance advantage over our average peer was primarily the result of our lower costs. The Lehman Index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.
     The Tax-Exempt Money Market Fund's total return of 3.1% outpaced the 2.7% return of its average peer.

     Though the rise in interest rates during the past 12 months was to blame for the poor bond returns, a slide in rates just one year ago provided a boost to bond prices and returns. The simple lesson is that interest rates rise and fall, sometimes gradually and sometimes sharply. All bond investors should know that over long periods, the ups and downs in interest rates tend to offset each other, leaving a bond fund's interest income as the chief source of return. And considering that interest paid on munis today is considerably higher than a year ago, it would seem that tax-exempt securities have become more attractive. At a yield of about 5.2% compounded annually, money doubles in about 14 years, or more than two years sooner than at 4.3%.

THE MUNICIPAL BOND TAX ADVANTAGE
For Pennsylvania residents, the income earned by our funds is exempt from federal, state, and, in most cases, local taxes. At current yields, investors in long-term municipal bonds who are taxed at the highest marginal tax rate (39.6%) can earn an astounding 55% more after-tax income than they could in comparable long-term U.S. Treasury bonds. Short-term municipal securities also offer an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was about 20% higher than the after-tax yield of 90-day
U.S. Treasury bills. For Pennsylvania taxpayers subject to the highest tax rates, a yield of 5.9% on a tax-exempt long-term bond is the equivalent of a 9.8% taxable yield. For a tax-exempt short-term yield of 3.8%, the taxable equivalent is 6.3%.
     These remarkable advantages are illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1999, assuming a $100,000 investment.

--------------------------------------------------------------------------------
                                                 ILLUSTRATION OF INCOME FROM
                                             A HYPOTHETICAL $100,000 INVESTMENT
                                            ------------------------------------
                                                     SHORT-TERM        LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                                   $5,300          $6,300
Less taxes (39.6%)                                     (2,100)         (2,500)
Net after-tax income                                    3,200           3,800
--------------------------------------------------------------------------------
Tax-exempt income                                      $3,800          $5,900
--------------------------------------------------------------------------------
Tax-exempt income advantage                            $  600          $2,100
--------------------------------------------------------------------------------
Percentage advantage                                      19%             55%
--------------------------------------------------------------------------------

This illustration assumes current yields (as of November 30, 1999) of 6.3% for long-term U.S. Treasury bonds, 5.3% for U.S. Treasury bills, 5.9% for long-term municipals, and 3.8% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     There is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack the diversification that comes from spreading investments among various states, which may be subject to different economic conditions and different risks. Private insurance on the bonds in our Long-Term Tax-Exempt Fund, however, helps to reduce these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. As a result, our investment adviser, Vanguard's Fixed Income Group, is responsible for preserving the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW
An annual review of any mutual fund should be accompanied by an examination of the fund's longer-term record. The table below compares the performance of our funds with those of their average peer mutual funds over the past ten years. It also presents the current value of hypothetical $10,000 investments made a decade ago. As you can see, the Vanguard Pennsylvania Tax-Exempt Funds have established fine records versus their competitors during the past ten years. Our advantage over this period has amounted, in the case of the Insured Long-Term Fund, to $1,213, or about 12% of the original investment.

--------------------------------------------------------------------------------
                                              TOTAL RETURNS
                                  TEN YEARS ENDED NOVEMBER 30, 1999
                        --------------------------------------------------------
                                                           FINAL VALUE OF
                              AVERAGE                         A $10,000
                           ANNUAL RETURN                 INITIAL INVESTMENT*
                        -------------------  -----------------------------------
                                   AVERAGE               AVERAGE
PENNSYLVANIA            VANGUARD  COMPETING  VANGUARD   COMPETING     VANGUARD
TAX-EXEMPT FUND           FUND      FUND       FUND        FUND      ADVANTAGE
--------------------------------------------------------------------------------
Money Market              3.5%      3.3%     $14,142     $13,893     $   249
Insured Long-Term         6.9       6.3       19,558      18,345       1,213
--------------------------------------------------------------------------------
*Assuming reinvestment of all income dividends and capital gains distributions.

     A large part of our performance edge versus competitors over nearly a decade can be explained by the same factor that explained our outperformance during the 1999 fiscal year: cost. Our funds have expense ratios (annual expenses as a percentage of average net assets) of 0.19%, a fraction of the 1.11% charged by the average Pennsylvania municipal fund and the 0.59% charged by the average Pennsylvania tax-exempt money market fund. Because fund operating costs are deducted directly from the income earned by a bond fund, our funds have a significant edge in their quest to provide returns that are superior to those of similar funds. The combination of our cost advantage and skillful management by Vanguard's Fixed Income Group has benefited our shareholders over the past decade, and we expect it to continue to do so in the future.

IN SUMMARY
During a period when the stock market seems invulnerable, it's easy to overlook the merits of bonds. However, bond funds must not be judged by how well their returns stack up against those of stock funds in a particular period, but by what they can add to a balanced investment program, namely, current income and relative stability. The Vanguard Pennsylvania Tax-Exempt Funds can provide a high level of after-tax income, particularly for those in high income tax brackets, and especially compared to the income available from the stock market, whose average dividend yield is less than 1.5%. And because the performance of bonds often differs from that of equities, a commitment to bonds is a useful diversifier that can help smooth the sometimes-volatile returns of stocks.

     We advise investors to hold balanced portfolios of stock funds, bond funds, and short-term reserves in proportions suitable to their own investment goals, time horizon, and tolerance for risk. Once you have such a plan in place, we advise you to stick with it through good times and bad.

/S/
John J. Brennan
Chairman and Chief Executive Officer

December 21, 1999

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
--------------------------------------------------------------------------------
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.
     Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS
Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.

--------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED NOVEMBER 30, 1999
                                              ----------------------------------
                                               1 YEAR       3 YEARS     5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                 20.9%         24.3%        27.5%
  Russell 2000 Index                            15.7          10.1         14.8
  Wilshire 5000 Index                           22.4          22.6         25.6
  MSCI EAFE Index                               21.4          12.3         11.4
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                    0.0%          5.6%         8.0%
  Lehman 10 Year Municipal Bond Index           -0.4           4.8          7.6
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                     4.7           5.0          5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                           2.6%          2.0%         2.4%
--------------------------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.
     Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.
     Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.
     Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%), Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).
     Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.
     The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS
Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.
     The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.
     Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS
International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.
     Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.
     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

Interest rates rose during the 12 months ended November 30, 1999, the fiscal year for the Vanguard Pennsylvania Tax-Exempt Funds. The rise was principally due to investors' fears about the impact of the strong economy and the low unemployment rate on inflation. In the past, these factors have caused inflation to increase, and many investors expect that history will repeat itself at some point. So far, employment costs and consumer price indexes have not risen substantially, but each number is being closely watched for any upsurge. A desire to head off inflation and concerns about the booming stock market led the Federal Reserve Board to increase interest rates three times during the fiscal year, raising the federal funds rate by a total of 0.75 percentage point.
     As you might expect, yields of insured long-term municipal bonds rose along with yields on U.S. Treasury bonds during fiscal 1999. During the first half of the year, long-term insured municipals performed better than Treasury securities; municipal yields increased by less than half as much as those for long-term Treasuries. But the relative performance flip-flopped during the second half, when yields on long-term municipals increased almost 11/2 times as much as those on long Treasuries. Over the full fiscal year, the yield on the benchmark 30-year U.S. Treasury bond rose by 1.23 percentage points (from 5.06% to 6.29%), while the yield of a similar AAA-rated municipal bond rose by almost 1 percentage point (from 4.89% to 5.87%).
     Two factors account for the first-half outperformance of insured municipal bonds and for their later underperformance. First, as the fiscal year began in December 1998, insured municipal bonds were especially attractive to investors, because the AAA-rated insured municipal's tax-exempt yield of almost 4.9% was equal to 97% of the yield of a 30-year Treasury. For an investor in the top marginal tax bracket of 39.6%, that 4.9% yield was equivalent to an 8.1% yield on a taxable bond. By May 31, the middle of our fiscal year, the long-term insured municipal's yield was about 89% as high as the 30-year Treasury's yield, making insured municipal bonds somewhat less alluring. The second factor was that in the second half of the fiscal year, corporate bond yields had become quite attractive, providing stiff competition for the bond investor's dollar. During this period the corporate bond market encountered the same type of supply imbalance that the municipal market had seen in fiscal 1998, as corporations rushed bond issues to market to complete their financing before the end of the century. The result was attractively high yields on corporate debt, which enticed some large institutional buyers away from the municipal market. At year-end, yields on long-term insured municipal bonds had risen in relation to those on Treasuries, and 30-year munis offered yields equal to 94% of yields on 30-year Treasuries.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by Pennsylvania state, county, and municipal governments.
--------------------------------------------------------------------------------
     The municipal market was aided by the fact that the supply of new issues was lower during 1999 than in 1998. Through November, issuance of municipal securities in 1999 amounted to $207 billion, down more than 20% from the same period in 1998. The main reason for the decline was a 53% decrease in the issuance of refunding bonds, whose proceeds are used to pay off older, higher-coupon bonds. Because of the rise in interest rates, refunding issues generally did not make fiscal sense during 1999. As the economy continued to expand, the supply of bonds issued for new projects was unchanged from 1998.

THE INSURED LONG-TERM TAX-EXEMPT FUND
Long-term bonds typically are hurt most by rising interest rates. As a result, the Pennsylvania Insured Long-Term Tax-Exempt Fund suffered a price decline of -6.7% and posted a total return of -1.7%. Although negative returns are never good news, this result was considerably better than the -3.5% total return for the average Pennsylvania municipal bond fund.
     Across all bond maturities, we seek to find the best values for each level of interest rate risk. This strategy helped in a year of rising interest rates. Our focus on keeping expenses low is helpful at all times and is critical in delivering above-average tax-exempt income, since expenses are deducted directly from a bond fund's interest income. Our emphasis on keeping the funds invested in high-quality securities benefits our shareholders by reducing credit risk. The overall effect of combining low costs and high quality is to provide both superior yields and low credit risk.

THE TAX-EXEMPT MONEY MARKET FUND
The Tax-Exempt Money Market Fund logged a 3.1% return during fiscal 1999, ahead of the 2.7% return for the average Pennsylvania tax-exempt money fund. The rise in interest rates during the period was slightly less pronounced for tax-exempt money market instruments than for long-term bonds. After rising 19 basis points during the first half of the fiscal year, yields on 1-year municipals rose 69 basis points during the second half, which is traditionally a time of heavy borrowing by municipalities. The benchmark 1-year MIG-1 note closed the fiscal year with a yield of 3.87%, up 88 basis points from the 2.99% yield a year earlier. Yields on the 1-year U.S. Treasury bill, meanwhile, rose by 118 basis points for the year to 5.68%, after a second-half jump of 71 basis points. On balance, short-term tax-exempt securities became slightly more attractive relative to Treasury securities: The ratio of the yield on 1-year MIG-1 notes to that on 1-year Treasury bills rose from 66.4% to 68.1% during the year.
     As we begin fiscal year 2000, the Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low operating expenses. We believe these strengths will continue to generate superior risk-adjusted returns for our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Vanguard Fixed Income Group

December 13, 1999

PERFORMANCE SUMMARY
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: JUNE 13, 1988-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                         PENNSYLVANIA TAX-EXEMPT               AVERAGE
                           MONEY MARKET FUND                    FUND*
FISCAL          CAPITAL         INCOME           TOTAL          TOTAL
YEAR            RETURN          RETURN          RETURN         RETURN
--------------------------------------------------------------------------------
1988             0.0%            2.5%            2.5%             2.5%
1989             0.0             6.4             6.4              6.4
1990             0.0             5.9             5.9              5.9
1991             0.0             4.6             4.6              4.6
1992             0.0             3.0             3.0              2.9
1993             0.0             2.4             2.4              2.2
--------------------------------------------------------------------------------
                         PENNSYLVANIA TAX-EXEMPT                 AVERAGE
                           MONEY MARKET FUND                      FUND*
FISCAL          CAPITAL         INCOME           TOTAL            TOTAL
YEAR            RETURN          RETURN          RETURN           RETURN
--------------------------------------------------------------------------------
1994             0.0%            2.6%            2.6%             2.4%
1995             0.0             3.7             3.7              3.5
1996             0.0             3.4             3.4              3.1
1997             0.0             3.5             3.5              3.2
1998             0.0             3.3             3.3              3.0
1999             0.0             3.1             3.1              2.7
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/1999): 3.57%
--------------------------------------------------------------------------------
*Average Pennsylvania Tax-Exempt Money Market Fund.
 See Financial Highlights table on page 26 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
[CHART]
                    PA Tax-Exempt       Avg. PA Tax-Exempt
                  Money Market Fund     Money Market Fund
         198911         10000                  10000
         199002         10144                  10144
         199005         10293                  10291
         199008         10437                  10436
         199011         10586                  10588
         199102         10723                  10726
         199105         10846                  10848
         199108         10959                  10956
         199111         11073                  11074
         199202         11167                  11163
         199205         11255                  11253
         199208         11326                  11318
         199211         11401                  11394
         199302         11471                  11455
         199305         11539                  11517
         199308         11605                  11573
         199311         11673                  11641
         199402         11736                  11698
         199405         11806                  11762
         199408         11881                  11831
         199411         11974                  11921
         199502         12079                  12017
         199505         12196                  12127
         199508         12304                  12229
         199511         12415                  12334
         199602         12521                  12430
         199605         12626                  12525
         199608         12727                  12619
         199611         12832                  12718
         199702         12937                  12811
         199705         13049                  12911
         199708         13163                  13016
         199711         13280                  13125
         199802         13389                  13222
         199805         13506                  13322
         199808         13615                  13425
         199811         13722                  13524
         199902         13818                  13607
         199905         13922                  13694
         199908         14027                  13789
         199911         14142                  13893
--------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED NOVEMBER 30, 1999
                              -------------------------------   FINAL VALUE OF A
                                 1 YEAR   5 YEARS   10 YEARS  $10,000 INVESTMENT
--------------------------------------------------------------------------------
==Pennsylvania Tax-Exempt
   Money Market Fund              3.06%     3.38%      3.53%       $14,142
--Average Pennsylvania Tax-Exempt
   Money Market Fund*             2.73      3.11       3.34         13,893
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                               10 YEARS
                          INCEPTION                    -------------------------
                            DATE     1 YEAR  5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
    Money Market Fund    6/13/1988   3.02%    3.38%     0.00%     3.57%    3.57%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                     PENNSYLVANIA INSURED LONG-TERM
                             TAX-EXEMPT FUND                    LEHMAN*
FISCAL          CAPITAL         INCOME           TOTAL           TOTAL
YEAR            RETURN          RETURN          RETURN          RETURN
--------------------------------------------------------------------------------
1986             3.0%            4.7%            7.7%             8.1%
1987            -9.9             6.6            -3.3             -0.2
1988             4.5             7.5            12.0             10.6
1989             4.7             7.5            12.2             11.0
1990             0.3             7.0             7.3              7.7
1991             2.8             6.9             9.7             10.3
1992             5.0             6.7            11.7             10.0
1993             5.8%            6.1%           11.9%            11.1%
1994           -10.7             5.3            -5.4             -5.2
1995            12.0             6.5            18.5             18.9
1996             0.2             5.6             5.8              5.9
1997             0.7             5.5             6.2              7.2
1998             2.1             5.5             7.6              7.8
1999            -6.7             5.0            -1.7             -1.1
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
[CHART]                               Average      Lehaman
                       PA Ins LT    PA Municipal  Municipal
                    Tax-Exempt Fund    Fund       Bond Index
         198911         10000         10000         10000
         199002         10070         10085         10124
         199005         10252         10222         10273
         199008         10187         10242         10363
         199011         10727         10639         10770
         199102         10952         10873         11057
         199105         11248         11162         11308
         199108         11511         11427         11585
         199111         11763         11699         11875
         199202         12086         12008         12161
         199205         12369         12270         12418
         199208         12910         12752         12878
         199211         13133         12900         13065
         199302         13962         13709         13835
         199305         14071         13777         13904
         199308         14613         14351         14449
         199311         14697         14416         14513
         199402         14762         14491         14600
         199405         14533         14036         14248
         199408         14732         14209         14475
         199411         13898         13381         13755
         199502         15209         14586         14881
         199505         15736         15204         15551
         199508         15840         15265         15759
         199511         16465         15922         16356
         199602         16655         16059         16525
         199605         16406         15792         16261
         199608         16726         16028         16585
         199611         17415         16726         17317
         199702         17515         16811         17435
         199705         17662         16981         17608
         199708         18110         17409         18119
         199711         18497         17852         18559
         199802         18988         18295         19029
         199805         19210         18494         19259
         199808         19634         18769         19687
         199811         19902         19012         19999
         199902         20105         19141         20199
         199905         20028         19091         20159
         199908         19605         18508         19785
         199911         19558         18345         19785
--------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED NOVEMBER 30, 1999
                              -------------------------------   FINAL VALUE OF A
                                 1 YEAR   5 YEARS   10 YEARS  $10,000 INVESTMENT
--------------------------------------------------------------------------------
==Pennsylvania Insured Long-Term
   Tax-ExemptFund                 -1.74%     7.07%      6.94%       $19,558
--Average Pennsylvania Municipal
   Fund*                          -3.51      6.51       6.26         18,345
__Lehman Municipal Bond Index     -1.07      7.54       7.06         19,785
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                               10 YEARS
                          INCEPTION                     ------------------------
                            DATE     1 YEAR   5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Pennsylvania Insured Long-Term
    Tax-Exempt Fund       4/7/1986   -1.64%    6.21%     1.25%    6.03%    7.28%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------
Yield                         3.6%
Average Maturity           44 days
Average Quality              MIG-1
Expense Ratio                0.19%

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-----------------------------------
MIG-1/SP-1+                   59.8%
A-1/P-1                       34.6
AAA/AA                         3.7
A                              1.9
-----------------------------------
Total                        100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
--------------------------------------------
           PENNSYLVANIA INSURED      LEHMAN
                      LONG-TERM      INDEX*
--------------------------------------------
Number of Issues            256      52,144
Yield                      5.2%          --
Yield to Maturity          5.3%          --
Average Coupon             5.5%        5.5%
Average Maturity     11.9 years  13.0 years
Average Quality             AAA         AA+
Average Duration      7.6 years   7.5 years
Expense Ratio             0.19%          --
Cash Reserves              1.8%          --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
--------------------------------------------
[GRID]
AVERAGE MATURITY                       LONG
CREDIT QUALITY                         HIGH

VOLATILITY MEASURES
--------------------------------------------
           PENNSYLVANIA INSURED      LEHMAN
                      LONG-TERM      INDEX*
--------------------------------------------
R-Squared                  0.98        1.00
Beta                       1.01        1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------
AAA                                   99.1%
AA                                     0.9
A                                      0.0
BBB                                    0.0
BB                                     0.0
B                                      0.0
--------------------------------------------
Total                                100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------
Under 1 Year                           7.7%
1-5 Years                             23.2
5-10 Years                            10.6
10-20 Years                           41.6
20-30 Years                           16.7
Over 30 Years                          0.2
--------------------------------------------
Total                                100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the funds' investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE           MARKET
                                                                                          MATURITY          AMOUNT           VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON            DATE           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
------------------------------------------------------------------------------------------------------------------------------------
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)            3.75%       12/2/1999 LOC      30,230           30,230
Allegheny County PA Higher Educ. Building Auth. VRDO
  (Carnegie Mellon Univ.)                                                    3.70%       12/2/1999          44,700           44,700
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Children's Hosp.-Pittsburgh)                                              4.00%       12/2/1999 (1)      28,800           28,800
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)                                         4.00%       12/2/1999 (1)      51,325           51,325
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Presbyterian Univ. Health System)                                         4.00%       12/2/1999 LOC       9,080            9,080
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
  (Saint Francis Health System)                                              3.85%       12/2/1999 LOC      41,000           41,000
Allegheny County PA IDA PCR PUT (Duquesne Light Co.)                         3.90%       1/12/2000 (2)      37,925           37,925
Beaver County PA IDA PCR (Duquesne Light Co.)                                3.90%       1/12/2000 (2)      12,000           12,000
Beaver County PA IDA PCR CP (Duquesne Light Co.)                             3.90%       1/26/2000 (2)      24,000           24,000
Beaver County PA IDA PCR PUT (Duquesne Light Co.)                            3.95%       1/12/2000 (2)      12,500           12,500
Beaver County PA IDA PCR PUT (Ohio Edison Co.)                               3.10%        4/1/2000 LOC      22,000           22,000
Berks County PA IDA VRDO (Lutheran Health Care)                              3.90%       12/8/1999 (2)      21,245           21,245
Bucks County PA TRAN                                                         2.90%      12/15/1999           6,250            6,250
Chester County PA IDA VRDO (Archdiocese of Philadelphia)                     3.70%       12/2/1999 LOC      24,400           24,400
Cumberland County PA Muni. Auth. College Rev. PUT
  (Dickinson College)                                                        3.80%       11/1/2000 LOC      19,880           19,880
Dallastown Area School Dist. York County PA GO VRDO                          3.95%       12/2/1999 (3)      20,450           20,450
Dauphin County PA General Auth. Hosp. Rev. VRDO
  (Reading Hosp. & Medical Center)                                           3.90%       12/8/1999          13,865           13,865
Delaware County PA IDA Airport Fac. Rev. VRDO
(United Parcel Service)                                                      3.60%       12/2/1999          53,200           53,200
Delaware County PA IDA PCR CP (PECO)                                         3.70%       12/8/1999 (3)      21,400           21,400
Delaware County PA IDA PCR CP (PECO)                                         3.70%       3/10/2000 (3)       9,500            9,500
Delaware County PA IDA PCR CP (PECO)                                         3.70%       3/14/2000 (3)      18,300           18,300
Delaware County PA IDA PCR CP (PECO)                                         3.70%       4/12/2000 (3)       6,000            6,000
Delaware County PA IDA PCR CP (PECO)                                         3.75%       12/9/1999 (3)      10,600           10,600
Delaware County PA IDA PCR CP (PECO)                                         3.75%       4/12/2000 (3)      10,000           10,000

                                       15

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE           MARKET
                                                                                          MATURITY          AMOUNT           VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON            DATE           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                       3.80%       12/2/1999           8,700            8,700
Delaware County PA IDA Refunding Resource Recovery Fac. VRDO
  (General Electric Capital Corp.)                                           3.75%       12/8/1999          35,800           35,800
Delaware County PA IDA Solid Waste Rev. VRDO (Scott Paper Co.)               3.90%       12/8/1999          76,305           76,305
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Avon Grove School Dist.)                                                  3.90%       12/8/1999 LOC      19,800           19,800
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Big Spring School Dist.)                                                  3.95%       12/8/1999 LOC      15,000           15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Council Rock School Dist.)                                                3.95%       12/8/1999 LOC      10,000           10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Kennett Consolidated School Dist.)                                        3.90%       12/8/1999 LOC      20,000           20,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Methacton School Dist.)                                                   3.95%       12/8/1999 LOC      13,000           13,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Nazareth School Dist.)                                                    3.95%       12/8/1999 LOC       8,700            8,700
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Upper Dublin School Dist.)                                                3.95%       12/8/1999 LOC       9,300            9,300
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (West Chester Area School Dist.)                                           3.95%       12/8/1999 LOC      10,000           10,000
Geisinger Health System Auth. of Pennsylvania VRDO
  (Penn State Geisinger Health System)                                       3.80%       12/2/1999          40,075           40,075
Lehigh County PA Health Network VRDO
  (Lehigh Valley Health System)                                              3.65%       12/2/1999 (1)       3,000            3,000
Lehigh County PA IDA PCR TOB VRDO (Pennsylvania Power & Light)               3.98%       12/2/1999 (1) +     6,350            6,350
Mercerburg Borough PA Auth. VRDO (Mercerburg College)                        3.95%       12/8/1999 LOC       7,500            7,500
Montgomery County PA GO                                                      6.10%      10/15/2000 (Prere.)  3,000            3,057
Montgomery County PA IDA PCR CP (PECO)                                       3.40%      12/15/1999 LOC      11,640           11,640
Montgomery County PA IDA PCR CP (PECO)                                       3.45%      12/10/1999 LOC      12,200           12,200
Montgomery County PA IDA PCR CP (PECO)                                       3.75%       3/10/2000 LOC       4,800            4,800
Montgomery County PA VRDO                                                    3.90%       12/8/1999             400              400
Northeastern Pennsylvania Hosp. Auth. Rev.
  (Hosp. Central Services Capital Asset Financing Program)                   3.70%       4/11/2000 (1)      14,120           14,120
Northeastern Pennsylvania Hosp. & Educ. Auth. VRDO
  (Wyoming Valley Health Care Obligated Group)                               3.90%       12/8/1999 (2)      49,200           49,200
Pennsylvania CP                                                              3.65%       12/7/1999          18,300           18,300
Pennsylvania CP                                                              3.80%       1/27/2000          10,100           10,100
Pennsylvania GO                                                              4.00%       12/1/1999          13,500           13,500
Pennsylvania GO                                                              4.50%       10/1/2000          19,850           19,982
Pennsylvania GO                                                             4.625%        5/1/2000           7,975            8,023
Pennsylvania GO                                                             4.625%        5/1/2000 (1)       1,250            1,258
Pennsylvania GO                                                              5.25%       5/15/2000 (3)       7,000            7,065
Pennsylvania GO                                                              5.40%        7/1/2000           2,000            2,025
Pennsylvania Higher Educ. Assistance Agency Student Loan Rev.               4.625%       12/1/2000 LOC       5,000            5,035
Pennsylvania Higher Educ. Assistance Agency
Student Loan Rev. VRDO                                                       3.85%       12/8/1999 (2)      17,800           17,800
Pennsylvania Higher Educ. Assistance Agency
Student Loan Rev. VRDO                                                       3.95%       12/8/1999 LOC     134,400          134,400
Pennsylvania Higher Educ. Assistance Agency
Student Loan Rev. VRDO                                                       4.00%       12/8/1999 LOC      20,000           20,000
Pennsylvania Higher Educ. Fac. Auth. Rev.                                    4.50%       11/1/2000 LOC      20,700           20,831
Pennsylvania Higher Educ. Fac. Auth. Rev.                                    5.00%       6/15/2000 (4)       1,290            1,299
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT (St. Joseph's Univ.)          3.125%        4/1/2000 LOC       3,300            3,300
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT (St. Joseph's Univ.)           3.80%       11/1/2000 LOC      17,800           17,800
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Carnegie Mellon Univ.)                                                    3.70%       12/2/1999          74,400           74,400
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO (Temple Univ.)                3.70%       12/2/1999 LOC      36,800           36,800
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Univ. of Pennsylvania)                                                    3.85%       12/8/1999          12,480           12,480
Pennsylvania IDA                                                             6.70%        1/1/2000 (ETM)     7,420            7,442
Pennsylvania Intergovernmental Cooperation Auth. Rev.                        5.75%       6/15/2000 (3)       4,695            4,745

                                       16

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE           MARKET
                                                                                          MATURITY          AMOUNT           VALUE*
                                                                            COUPON            DATE           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intergovernmental Cooperative Auth. Rev.                        6.00%       6/15/2000 (ETM)     3,670            3,718
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                           4.00%       12/1/1999 (2)       2,965            2,965
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev. TOB VRDO                  3.92%       12/2/1999 (2)+     16,045           16,045
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev. TOB VRDO                  3.98%       12/2/1999 (2)+      4,130            4,130
Pennsylvania Turnpike Comm. Rev.                                             7.50%       12/1/1999 (Prere.)  1,825            1,861
Pennsylvania Turnpike Comm. Rev.                                            7.625%       12/1/1999 (Prere.)  2,885            2,943
Pennsylvania Turnpike Comm. Rev. VRDO                                        3.70%       12/2/1999          19,800           19,800
Philadelphia PA Gas Works Rev. CP                                            3.45%       1/27/2000 LOC      20,000           20,000
Philadelphia PA Gas Works Rev. CP                                            3.50%        3/9/2000 LOC      10,000           10,000
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
  (Children's Hosp. Project)                                                 3.75%       12/2/1999          98,310           98,310
Philadelphia PA School Dist. GO TOB VRDO                                     3.98%       12/2/1999 (2)+      3,080            3,080
Philadelphia PA School Dist. TRAN                                            4.00%       6/30/2000 LOC      42,500           42,632
Philadelphia PA Water & Waste Water Rev. VRDO                                3.75%       12/8/1999 (2)      56,300           56,300
Sayre PA Health Care Fac. Auth. VRDO
  (VHA of Pennsylvania, Pooled Capital Asset Financial Program)              3.90%       12/8/1999 (2)      61,000           61,000
Scranton-Lackawanna PA Health & Welfare Auth. VRDO
  (Mercy Health System)                                                      3.90%       12/8/1999           6,300            6,300
Somerset County PA General Auth.                                             6.45%      10/15/2000 (ETM)     2,000            2,044
South Fork PA Hosp. Auth. Rev. VRDO (Conemaugh Valley Hosp.)                 3.65%       12/2/1999 (1)      33,100           33,100
St. Mary's Hosp. Auth. PA VRDO (Catholic Health Initiatives)                 3.90%       12/8/1999          18,600           18,600
Temple Univ. PA Higher Educ. GO                                              3.15%       5/12/2000          36,000           36,000
Univ. of Pittsburgh PA Higher Educ. RAN                                      4.00%       6/30/2000          19,000           19,064
Univ. of Pittsburgh PA Higher Educ. VRDO                                     3.75%       12/2/1999 LOC      37,000           37,000
Washington County PA Higher Educ. VRDO
  (Pooled Equipment Lease Program)                                           3.90%       12/8/1999 LOC      30,635           30,635
York County PA IDA PCR VRDO (PECO)                                           3.65%       12/2/1999 LOC      10,940           10,940
Outside Pennsylvania:
Puerto Rico Govt. Dev. Bank CP                                               3.55%       12/9/1999          10,066           10,066
Puerto Rico Govt. Dev. Bank CP                                               3.75%      12/14/1999          10,353           10,353
Puerto Rico Govt. Dev. Bank VRDO                                             3.60%       12/8/1999 (1)      20,525           20,525
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,941,593)                                                                                                       1,941,593
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         28,156
Liabilities                                                                                                                  (6,297)
                                                                                                                         -----------
                                                                                                                             21,859
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,963,492,207 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                              $1,963,452
====================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                     $1.00
====================================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities  exempt from  registration  under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from  registration, normally to qualified  institutional buyers. At November 30, 1999, the aggregate value of these securities was $29,605,000,  representing 1.5% of net assets.
For key to abbreviations and other references, see page 23.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                AMOUNT       PER
                                                                 (000)     SHARE
--------------------------------------------------------------------------------
Paid in Capital                                            $1,963,491      $1.00
Undistributed Net Investment Income                                --        --
Accumulated Net Realized Losses                                   (39)       --
Unrealized Appreciation                                            --        --
--------------------------------------------------------------------------------
NET ASSETS                                                 $1,963,452      $1.00
================================================================================

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                                                                                                              FACE           MARKET
                                                                                          MATURITY          AMOUNT           VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON            DATE           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.2%)
------------------------------------------------------------------------------------------------------------------------------------
Issuer Insured (92.8%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)          5.00%        1/1/2017(1)       12,205           11,032
Allegheny County PA Airport Rev. (Pittsburgh International Airport)          5.00%        1/1/2019(1)       15,750           13,990
Allegheny County PA GO                                                       0.00%        5/1/2003(2)        8,815            7,490
Allegheny County PA GO                                                       6.00%        5/1/2010(2)        3,030            3,151
Allegheny County PA GO                                                       6.00%        5/1/2012(2)        3,000            3,163
Allegheny County PA Hosp. Dev. Auth. Rev. (Catholic Health East)             5.25%      11/15/2013(2)        1,000              962
Allegheny County PA Hosp. Dev. Auth. Rev. (Magee Women's Hosp.)              6.00%       10/1/2010(3)        4,235            4,549
Allegheny County PA Hosp. Dev. Auth. Rev.
  (Presbyterian Univ. Health System)                                         6.00%       11/1/2002(1)(Prere) 3,000            3,127
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)             5.125%        7/1/2022(1)        5,960            5,226
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)              5.60%        4/1/2017(1)        2,000            1,926
Allegheny County PA Port. Auth. Special Rev.                                 6.00%        3/1/2011(1)        1,840            1,948
Allegheny County PA Port. Auth. Special Rev.                                 6.00%        3/1/2012(1)        4,310            4,532
Allegheny County PA Port. Auth. Special Rev.                                 6.00%        3/1/2016(1)        2,565            2,674
Allegheny County PA Port. Auth. Special Rev.                                 6.00%        3/1/2024(1)       16,000           16,059
Allegheny County PA Port. Auth. Special Rev.                                 6.25%        3/1/2016(1)        3,740            3,898
Allegheny County PA Port. Auth. Special Rev.                                 6.25%        3/1/2017(1)        2,000            2,073
Allegheny County PA Sanitation Auth. Sewer Rev.                              5.50%       12/1/2013(3)       19,000           18,963
Allegheny County PA Sanitation Auth. Sewer Rev.                              5.50%       12/1/2016(3)       33,665           32,512
Allegheny County PA Sanitation Auth. Sewer Rev.                              6.00%       12/1/2019(1)       54,630           55,162
Allegheny County PA Sanitation Auth. Sewer Rev.                              6.25%       12/1/2014(1)        9,660           10,286
Allegheny County PA Sanitation Auth. Sewer Rev.                              6.50%       12/1/2011(3)        8,000            8,291
Altoona PA Water Rev. Auth.                                                  6.50%       11/1/2004(3)(Prere)19,790           21,726
Altoona PA Water Rev. Auth.                                                  6.50%       11/1/2019(3)          210              218
Beaver County PA IDA PCR (Ohio Edison)                                       7.00%        6/1/2021(3)       22,715           23,864
Beaver County PA IDA PCR (Ohio Edison)                                       7.10%        6/1/2018(3)        5,000            5,161
Berks County PA GO                                                           0.00%      11/15/2013(3)(ETM)   7,250            3,286
Berks County PA GO                                                           0.00%      11/15/2014(3)(ETM)   8,615            3,636
Berks County PA GO                                                           0.00%      11/15/2015(3)(ETM)   6,250            2,452
Berks County PA GO                                                           5.75%      11/15/2012(3)        7,750            7,825
Berks County PA Hosp. Rev. (Reading Hosp.)                                   5.70%       10/1/2014(1)        4,500            4,597
Berks County PA Hosp. Rev. (Reading Hosp.)                                   6.10%       10/1/2023(1)       16,500           16,507
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                             5.00%        7/1/2022(2)        5,315            4,568
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                             5.50%        7/1/2016(2)        4,480            4,324
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                             6.50%        7/1/2002(2)(Prere) 8,500            9,077
Boyertown PA Area School Dist. GO                                            6.10%        9/1/2002(2)(Prere) 6,000            6,261
Butler County PA GO                                                          6.00%       7/15/2012(3)        5,185            5,308
Center City Philadelphia PA Business Improvement                             5.50%       12/1/2015(2)        6,955            6,832
Center Township PA Sewer Auth. Rev.                                          5.50%       4/15/2011(1)        2,375            2,391
Central Dauphin PA School Dist. GO                                           0.00%        6/1/2004(2)        4,800            3,853
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Chester County Hosp.)                                                    5.875%        7/1/2016(1)        7,870            7,865
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                                 5.125%       5/15/2018(2)       12,445           11,150
Chester County PA Health & Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                                  5.25%       5/15/2022(2)       36,580           32,763
Coatesville PA School Dist. GO                                               5.75%        4/1/2015(4)       10,080           10,615
Cornwall Lebanon PA Suburban Joint School Dist. GO                          5.875%        3/1/2004(3)(Prere) 5,635            5,692
Cornwall Lebanon PA Suburban Joint School Dist. GO                           5.90%        3/1/2004(3)(Prere) 3,270            3,377
Corry PA Area School Dist. GO                                                5.50%      12/15/2010(1)        4,000            4,035
Council Rock PA School Dist. GO                                              4.75%      11/15/2017(3)        7,000            6,067
Dauphin County PA General Auth. Health System Rev.
  (West Pennsylvania Hosp.)                                                  5.50%        7/1/2013(1)        5,000            4,990
Delaware County PA Auth. Rev. (Catholic Health East)                         5.25%      11/15/2012(2)        3,435            3,344
Delaware County PA Auth. Rev. (Catholic Health East)                         5.25%      11/15/2013(2)        4,665            4,486
Delaware County PA Auth. Rev. (Villanova Univ.)                              5.00%       12/1/2028(1)       26,885           23,015

                                       18

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                                                                                                              FACE           MARKET
                                                                                          MATURITY          AMOUNT           VALUE*
                                                                            COUPON            DATE           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
Delaware County PA Hosp. Auth. Rev.
(Delaware County Memorial Hosp.)                                             5.50%       8/15/2013(1)       12,000           11,862
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.                                               6.00%        7/1/2018(3)        3,040            3,056
Delaware River Port Auth. Pennsylvania & New Jersey Rev.                     5.50%        1/1/2026(3)       13,025           12,351
Dover Township PA Sewer Auth. Rev.                                           5.55%       11/1/2022(1)        4,000            3,801
Erie County PA Hosp. Auth. Rev. (St. Vincent Health Care)                   6.125%        7/1/2013(1)        3,900            4,058
Erie PA School Dist. GO                                                      0.00%        9/1/2010(4)        5,665            3,145
Erie PA School Dist. GO                                                      0.00%        9/1/2011(4)        5,780            3,037
Erie PA School Dist. GO                                                      0.00%        9/1/2013(4)        2,780            1,275
Erie PA School Dist. GO                                                      0.00%        9/1/2016(4)        5,785            2,138
Fort LeBoeuf PA School Dist. GO                                              5.80%        1/1/2003(1)(Prere) 5,500            5,700
Garnet Valley PA School Dist. GO                                             5.70%        4/1/2011(2)        3,000            3,059
Greensburg Salem PA School Dist. GO                                          6.45%       9/15/2018(1)        7,500            7,753
Hazelton PA Area School Dist. GO                                             0.00%        3/1/2017(3)        4,425            1,575
Hazleton PA Area School Dist. GO                                             5.50%        3/1/2011(3)        3,740            3,822
Hazleton PA Area School Dist. GO                                             6.00%        3/1/2016(3)       18,245           18,916
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)           6.60%       4/15/2010(1)        4,940            5,145
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)           6.70%       4/15/2012(1)        4,000            4,171
Lancaster PA School Dist. GO                                                5.375%       2/15/2017(3)        5,590            5,333
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                             5.00%        7/1/2028(1)       15,905           13,406
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                            5.625%        7/1/2005(1)(Prere)   800              845
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                            5.625%        7/1/2025(1)        9,200            8,626
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                             5.70%        7/1/2010(1)        3,905            3,993
Lehigh County PA General Purpose Hosp. Auth. Rev.
  (Lehigh Valley Health Network)                                             7.00%        7/1/2016(1)        4,415            5,015
Lewisburg PA Area School Dist. GO                                            6.20%        6/1/2002(1)(Prere) 3,500            3,648
Lewisburg PA Area School Dist. GO                                            6.25%        6/1/2002(1)(Prere) 3,685            3,845
Ligonier Valley PA School Dist. GO                                           6.00%        3/1/2004(1)(Prere) 6,000            6,316
Manheim PA Central School Dist. GO                                           6.85%        3/1/2008(3)        2,705            2,783
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2004(1)        1,040              821
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2005(1)        1,050              785
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2006(1)        2,015            1,424
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2007(1)        2,080            1,387
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2008(1)        2,270            1,426
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2009(1)        2,020            1,196
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2010(1)        1,840            1,024
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2011(1)        1,835              960
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2014(1)        2,040              867
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2015(1)        2,040              806
McKeesport PA Area School Dist. GO                                           0.00%       10/1/2016(1)        4,655            1,712
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                                  5.00%        6/1/2028(2)        8,660            7,301
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                                  6.00%        6/1/2003(2)(Prere) 8,140            8,655
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                                  6.00%        6/1/2022(2)        2,020            2,003
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Abington Memorial Hosp.)                                                  6.10%        6/1/2012(2)        5,000            5,215
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                                     5.00%        1/1/2027(4)        6,250            5,293
Montgomery County PA Higher Educ. & Health Auth. Rev.
  (Pottstown Healthcare)                                                    5.375%        1/1/2012(4)        5,085            5,016
Mount Lebanon PA Hosp. Dev. Auth. Rev. (St. Clair Memorial Hosp.)            6.25%        7/1/2006(3)        9,250            9,940
Nazareth PA School Dist. GO                                                  5.50%      11/15/2015(2)        1,500            1,555

                                       19

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                                                                                                              FACE           MARKET
                                                                                          MATURITY          AMOUNT           VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON            DATE           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
Neshaminy PA School Dist. GO                                                 5.70%       2/15/2014(3)        8,795            8,868
Neshaminy PA School Dist. GO                                                 6.30%       8/15/2002(3)(Prere)10,000           10,479
North Hills PA School Dist. GO                                               5.25%      11/15/2007(3)(Prere) 7,440            7,620
North Penn PA Water Auth. Rev.                                              6.125%       11/1/2010(3)        5,140            5,377
North Wales PA Water Auth. Rev.                                             6.125%       11/1/2002(3)(Prere)11,300           11,828
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                        6.25%        1/1/2019(1)       10,000           10,110
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                       7.875%        1/1/2019(5)          285              292
Northampton County PA IDA PCR (Central Metro. Edison)                        6.10%       7/15/2021(1)        4,410            4,458
Northeastern PA Hosp. & Educ. Health Rev. (Wyoming Valley Health)            5.25%        1/1/2016(2)        6,560            6,121
Northeastern PA Hosp. & Educ. Health Rev. (Wyoming Valley Health)            5.25%        1/1/2026(2)        5,350            4,722
Owen J. Roberts School Dist. PA GO                                          5.375%       5/15/2018(1)        4,565            4,322
Penn Hills PA GO                                                             5.80%       12/1/2002(2)(Prere)11,735           12,192
Penn Trafford PA School Dist. GO                                             5.85%        5/1/2004(1)(Prere) 2,435            2,553
Pennsylvania Convention Center Auth. Rev.                                    0.00%        9/1/2004(3)(ETM)   5,000            3,972
Pennsylvania Convention Center Auth. Rev.                                    6.00%        9/1/2019(3)(ETM)  12,600           12,908
Pennsylvania Convention Center Auth. Rev.                                    6.70%        9/1/2016(3)(ETM)  19,150           21,505
Pennsylvania GO                                                             5.125%       3/15/2017(2)        7,990            7,382
Pennsylvania GO                                                             5.375%       5/15/2010(3)       13,800           13,991
Pennsylvania GO                                                             5.375%       5/15/2012(3)       16,570           16,575
Pennsylvania GO                                                             5.375%       5/15/2014(3)       14,000           13,731
Pennsylvania GO                                                             5.375%       5/15/2016(3)        5,000            4,812
Pennsylvania GO                                                              5.75%       10/1/2015(3)       19,850           20,018
Pennsylvania Higher Educ. Auth. Rev.
  (Allegheny/Delaware Valley Obligated Group)                               5.875%      11/15/2016(1)       20,000           19,989
Pennsylvania Higher Educ. Auth. Rev.
  (Allegheny/Delaware Valley Obligated Group)                               5.875%      11/15/2021(1)        9,545            9,494
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)                    5.125%       12/1/2029(2)        5,000            4,358
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)                    5.625%       12/1/2014(1)        2,200            2,209
Pennsylvania Higher Educ. Auth. Rev. (College & Univ.)                       7.20%        1/1/2004(2)        2,120            2,125
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                          5.00%        4/1/2029(1)        8,700            7,442
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                          5.25%        4/1/2011(1)        3,545            3,518
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                          5.25%        4/1/2016(1)        4,000            3,769
Pennsylvania Intergovernmental Cooperative Auth. Rev.                        5.25%       6/15/2014(3)       10,765           10,342
Pennsylvania Intergovernmental Cooperative Auth. Rev.                        5.25%       6/15/2015(3)        5,205            4,945
Pennsylvania Intergovernmental Cooperative Auth. Rev.                        5.25%       6/15/2017(3)        8,830            8,244
Pennsylvania Intergovernmental Cooperative Auth. Rev.                       5.625%       6/15/2013(3)        2,605            2,620
Pennsylvania Intergovernmental Cooperative Auth. Rev.                        6.00%       6/15/2000(3)(ETM)   2,000            2,022
Pennsylvania Intergovernmental Cooperative Auth. Rev.                        7.00%       6/15/2005(3)(Prere) 2,250            2,494
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                           5.00%       12/1/2023(2)       24,325           21,196
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                          5.125%       12/1/2016(2)        4,735            4,407
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                           6.00%       12/1/2004(2)(Prere) 7,450            8,009
Pennsylvania Turnpike Comm. Rev.                                             5.50%       12/1/2017(3)       16,000           15,485
Pennsylvania Turnpike Comm. Rev.                                             5.75%       12/1/2012(2)       10,000           10,178
Pennsylvania Turnpike Comm. Rev.                                             6.00%        6/1/2015(1)       28,800           29,492
Pennsylvania Turnpike Comm. Rev.                                             6.25%        6/1/2011(2)       14,390           15,006
Philadelphia PA Airport Rev.                                                 5.00%        7/1/2023(3)        8,950            7,657
Philadelphia PA Airport Rev.                                                5.125%        7/1/2028(3)       13,250           11,358
Philadelphia PA Airport Rev.                                                 5.75%       6/15/2010(3)        4,440            4,608
Philadelphia PA Gas Works Rev.                                               5.00%        7/1/2028(4)        5,000            4,244
Philadelphia PA Gas Works Rev.                                               5.25%        7/1/2011(4)        3,965            3,931
Philadelphia PA Gas Works Rev.                                              5.375%        7/1/2012(4)        4,000            3,976
Philadelphia PA Gas Works Rev.                                              5.375%        7/1/2014(4)        4,810            4,680
Philadelphia PA Gas Works Rev.                                               6.00%       5/15/2000(2)(Prere)14,250           14,664
Philadelphia PA GO                                                           5.00%       5/15/2020(1)        8,000            7,099
Philadelphia PA GO                                                           5.00%       3/15/2028(4)       10,000            8,518
Philadelphia PA GO                                                           5.25%       3/15/2014(4)        2,000            1,918
Philadelphia PA GO                                                           5.25%       3/15/2015(4)        2,600            2,466
Philadelphia PA GO                                                           6.00%      11/15/2004(3)(Prere) 6,880            7,405

                                       20

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE           MARKET
                                                                                          MATURITY          AMOUNT           VALUE*
                                                                            COUPON            DATE           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia PA GO                                                           6.00%      11/15/2010(3)        1,065            1,117
Philadelphia PA GO                                                           6.00%      11/15/2011(3)        1,145            1,201
Philadelphia PA GO                                                           6.00%      11/15/2012(3)        1,270            1,316
Philadelphia PA GO                                                           6.00%      11/15/2013(3)          715              741
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
  (Jefferson Health System)                                                 5.125%       5/15/2018(2)        5,700            5,107
Philadelphia PA Parking Auth. Rev.                                           5.25%        9/1/2029(4)        3,530            3,120
Philadelphia PA Parking Auth. Rev.                                           5.40%        9/1/2011(2)        4,520            4,541
Philadelphia PA Parking Auth. Rev.                                           5.40%        9/1/2012(2)        5,990            5,969
Philadelphia PA Parking Auth. Rev.                                           5.40%        9/1/2015(2)        6,350            6,129
Philadelphia PA Parking Auth. Rev.                                           5.50%        9/1/2018(2)        4,250            4,054
Philadelphia PA School Dist. GO                                              0.00%        7/1/2001(2)       11,750           10,944
Philadelphia PA School Dist. GO                                              5.25%        4/1/2015(1)        4,000            3,802
Philadelphia PA School Dist. GO                                              5.25%        4/1/2017(1)        3,000            2,802
Philadelphia PA School DIst. GO                                              5.50%        9/1/2005(2)(Prere) 1,150            1,212
Philadelphia PA School Dist. GO                                              5.50%        9/1/2015(2)        3,850            3,762
Philadelphia PA School Dist. GO                                              5.50%        9/1/2018(2)        4,000            3,820
Philadelphia PA School Dist. GO                                              5.50%        9/1/2025(2)       15,000           14,096
Philadelphia PA Water & Waste Water Rev.                                     5.50%        8/1/2014(1)       12,900           12,733
Philadelphia PA Water & Waste Water Rev.                                     5.60%        8/1/2018(1)        5,920            5,714
Philadelphia PA Water & Waste Water Rev.                                     6.25%        8/1/2011(1)        3,750            4,077
Philadelphia PA Water & Waste Water Rev.                                     7.00%       6/15/2010(3)       33,865           38,763
Philadelphia PA Water & Waste Water Rev.                                     7.00%       6/15/2011(3)       35,685           40,971
Pine Richland School Dist. PA GO                                             5.50%        9/1/2019(4)        3,430            3,271
Pittsburgh PA GO                                                            5.125%        9/1/2014(3)       10,435            9,881
Pittsburgh PA GO                                                            5.125%        9/1/2015(3)        7,795            7,287
Pittsburgh PA GO                                                             5.25%        9/1/2017(3)        4,980            4,647
Pittsburgh PA GO                                                             5.50%        9/1/2014(2)       10,500           10,457
Pittsburgh PA GO                                                             6.25%        9/1/2001(1)(Prere)11,030           11,603
Pittsburgh PA GO                                                             5.75%        9/1/2016(3)+       4,505            4,515
Pittsburgh PA GO                                                             6.00%        9/1/2018(3)+       4,450            4,502
Pittsburgh PA Public Parking Auth. Rev.                                     5.875%       12/1/2012(3)        8,200            8,390
Pittsburgh PA School Dist. GO                                                0.00%        8/1/2009(2)        4,000            2,389
Pittsburgh PA Water & Sewer System Rev.                                      5.00%        9/1/2019(4)        5,170            4,609
Pittsburgh PA Water & Sewer System Rev.                                      5.25%        9/1/2022(4)        2,495            2,270
Pittsburgh PA Water & Sewer System Rev.                                      7.25%        9/1/2014(3)(ETM)  25,210           28,948
Pittsburgh PA Water & Sewer System Rev.                                     7.625%        9/1/2004(3)(ETM)   5,370            5,907
Pocono Mountain PA School Dist. GO                                           5.75%       10/1/2009(2)        6,000            6,127
Reading PA GO                                                               5.875%      11/15/2002(2)(Prere) 4,175            4,340
Reading PA GO                                                               5.875%      11/15/2012(2)       13,825           14,006
Ridley PA School Dist. GO                                                    5.00%      11/15/2029(3)       16,655           14,228
Sayre PA Health Care Fac. Auth. Rev. (Guthrie Health Care System)            7.00%        3/1/2011(2)        2,000            2,093
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                                     5.625%        1/1/2016(1)        5,490            5,340
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
  (Mercy Health System)                                                      5.70%        1/1/2023(1)        9,205            8,763
Seneca Valley PA School Dist. GO                                             5.50%        7/1/2002(3)(Prere) 9,965           10,230
Seneca Valley PA School Dist. GO                                             5.75%        7/1/2002(3)(Prere) 4,000            4,130
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)                     5.625%        7/1/2010(6)        2,300            2,357
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)                      5.75%        7/1/2018(6)        7,000            6,937
Southeastern PA Transp. Auth. Rev.                                          5.375%        3/1/2017(3)        2,500            2,385
Southeastern PA Transp. Auth. Rev.                                          5.375%        3/1/2022(3)       15,825           14,746
Southeastern PA Transp. Auth. Rev.                                           5.45%        3/1/2011(3)        3,730            3,772
Southwestern PA School Dist. GO                                              6.40%       6/15/2002(3)(Prere) 3,825            4,075
St. Mary's Hosp. Auth. Langhorne PA Rev.
  (Franciscan Health System)                                                 7.00%        7/1/2009(5)        1,000            1,022
St. Mary's Hosp. Auth. Langhorne PA Rev.
  (Franciscan Health System)                                                 7.00%        7/1/2013(5)        5,050            5,162

                                       21

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE           MARKET
                                                                                          MATURITY          AMOUNT           VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON            DATE           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
St. Mary's Hosp. Auth. Langhorne PA Rev.
  (Franciscan Health System)                                                 7.00%       6/15/2015(5)        1,770            1,809
Univ. of Pittsburgh PA                                                       5.00%        6/1/2021(1)        7,145            6,296
Univ. of Pittsburgh PA                                                      5.125%        6/1/2027(3)        4,700            4,132
Univ. of Pittsburgh PA                                                       5.25%        6/1/2017(3)        6,995            6,568
Univ. of Pittsburgh PA                                                       5.50%        6/1/2010(1)        5,285            5,411
Univ. of Pittsburgh PA                                                       5.50%        6/1/2014(1)       12,620           12,533
Univ. of Pittsburgh PA                                                      6.125%        6/1/2002(1)(Prere)25,025           26,486
Univ. of Pittsburgh PA                                                      6.125%        6/1/2021(1)       13,545           13,653
Univ. of Pittsburgh PA                                                       6.25%        6/1/2002(1)(Prere) 2,760            2,929
Univ. of Pittsburgh PA                                                       6.25%        6/1/2012(1)        1,490            1,556
Upper Darby PA School Dist. GO                                               5.00%        5/1/2019(2)        5,970            5,328
Washington County PA Hosp. Auth. Rev. (Shadyside Hosp.)                     5.875%      12/15/2009(2)       22,000           23,280
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)                     6.75%        7/1/2012(2)       10,000           10,326
West Allegheny PA School Dist. GO                                            6.25%        8/1/2002(2)(Prere) 6,155            6,357
West Jefferson Hills PA School Dist. GO                                      5.90%        8/1/2010(3)        3,160            3,247
West Jefferson Hills PA School Dist. GO                                      5.95%        8/1/2014(3)        7,180            7,241
West Mifflin PA School Dist. GO                                              5.35%       2/15/2009(3)        1,555            1,574
West Mifflin PA School Dist. GO                                             5.625%       2/15/2015(3)        7,000            7,310
Westmoreland County PA Auth. Rev.                                           6.125%        7/1/2017(1)(ETM)   8,205            8,706
York County PA Hosp. Auth. Rev. (York Hosp.)                                 5.25%        7/1/2017(2)        3,500            3,231
York County PA Hosp. Auth. Rev. (York Hosp.)                                 5.25%        7/1/2023(2)        8,675            7,719
York County PA Solid Waste & Refuse Auth. Rev.                               5.50%       12/1/2013(3)        6,750            6,816
York County PA Solid Waste & Refuse Auth. Rev.                               5.50%       12/1/2014(3)        4,050            4,050
York PA City Sewer Auth. Rev.                                                0.00%       12/1/2012(1)        3,235            1,568
Outside Pennsylvania:
Puerto Rico Govt. Dev. Bank VRDO                                             3.60%       12/8/1999(1)       22,410           22,410
                                                                                                                         -----------
                                                                                                                          1,734,979
                                                                                                                         -----------
Noninsured (5.4%)
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)            3.75%       12/2/1999 LOC         700              700
Allegheny County PA Higher Educ. Building Auth. VRDO
  (Carnegie Mellon Univ.)                                                    3.70%       12/2/1999           7,800            7,800
Delaware County PA IDA Airport Fac. Rev. VRDO
  (United Parcel Service)                                                    3.60%       12/2/1999           2,000            2,000
Delaware County PA IDA PCR VRDO (PECO)                                       3.65%       12/2/1999 LOC       4,500            4,500
Geisinger Health System Auth. of Pennsylvania VRDO
  (Penn State Geisinger Health System)                                       3.80%       12/2/1999           5,400            5,400
Lower Merion Township PA School Dist. GO                                     5.00%       5/15/2023          10,300            9,083
Montgomery County PA GO                                                      5.00%       7/15/2019           8,800            7,934
Montgomery County PA GO                                                      5.00%       7/15/2024           8,905            7,746
Montgomery County PA GO                                                     5.375%      10/15/2025           7,930            7,302
Montgomery County PA GO                                                      5.40%       9/15/2019           2,360            2,245
Pennsylvania GO                                                              5.40%        7/1/2000           4,000            4,034
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
  (Carnegie Mellon Univ.)                                                    3.70%       12/2/1999           7,900            7,900
Pennsylvania Housing Single Family Mortgage Finance Agency Rev.              5.40%       10/1/2024           7,250            7,209
Pennsylvania Housing Single Family Mortgage Finance Agency Rev.              6.90%        4/1/2017           4,265            4,386
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
  (Children's Hosp. Project)                                                 3.75%       12/2/1999          10,050           10,050
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health System)                                                  5.375%       12/1/2011           2,525            2,482
St. Mary's Hosp. Auth. Bucks County PA Rev.
  (Catholic Health System)                                                  5.375%       12/1/2013           2,340            2,250
Outside Pennsylvania:
Puerto Rico Govt. Dev. Bank CP                                               3.55%       12/9/1999           8,800            8,792
                                                                                                                         -----------
                                                                                                                            101,813
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,838,910)                                                                                                       1,836,792
------------------------------------------------------------------------------------------------------------------------------------

                                       22

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             MARKET
                                                                                                                             VALUE*
                                                                                                                              (000)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.8%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         78,896
Liabilities                                                                                                                 (45,815)
                                                                                                                         -----------
                                                                                                                             33,081
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 175,641,020 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                             $1,869,873
====================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                    $10.65
====================================================================================================================================
*See Note A in Notes to Financial Statements.
+Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 1999.
For key to abbreviations and other references, see below.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                AMOUNT       PER
                                                                 (000)     SHARE
--------------------------------------------------------------------------------
Paid in Capital                                           $1,878,007     $10.69
Undistributed Net Investment Income                                --        --
Overdistributed Net Realized Gains--Note E                    (6,016)      (.03)
Unrealized Depreciation--Note F                               (2,118)      (.01)
--------------------------------------------------------------------------------
NET ASSETS                                                $1,869,873     $10.65
================================================================================

KEY TO ABBREVIATIONS

CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------
                                                                                                      PENNSYLVANIA
                                                                      PENNSYLVANIA                         INSURED
                                                                        TAX-EXEMPT                       LONG-TERM
                                                                      MONEY MARKET                      TAX-EXEMPT
                                                                              FUND                            FUND
------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30, 1999
------------------------------------------------------------------------------------------------------------------
                                                                             (000)                           (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Interest                                                               $62,230                        $104,778
                                                                      --------------------------------------------
      Total Income                                                         62,230                         104,778
                                                                      --------------------------------------------
Expenses
   The Vanguard Group--Note B
      Investment Advisory Services                                            241                             245
      Management and Administrative                                         3,040                           3,143
      Marketing and Distribution                                              446                             309
   Custodian Fees                                                              19                              18
   Auditing Fees                                                                8                               8
   Shareholders' Reports                                                       18                              23
   Trustees' Fees and Expenses                                                  2                               3
                                                                      --------------------------------------------
      Total Expenses                                                        3,774                           3,749
      Expenses Paid Indirectly--Note C                                        (19)                            (24)
                                                                      --------------------------------------------
      Net Expenses                                                          3,755                           3,725
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      58,475                         101,053
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                  (3)                         (2,575)
   Futures Contracts                                                          --                            3,120
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                       (3)                            545
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                      --                         (137,148)
   Futures Contracts                                                          --                              419
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              --                         (136,729)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $58,472                       $ (35,131)
==================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                 PENNSYLVANIA TAX-EXEMPT    PENNSYLVANIA INSURED LONG-TERM
                                                                    MONEY MARKET FUND             TAX-EXEMPT FUND
                                                             -------------------------------------------------------------
                                                                          YEAR ENDED NOVEMBER 30,
                                                             -------------------------------------------------------------
                                                                   1999            1998            1999             1998
                                                                   (000)           (000)           (000)            (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net Investment Income                                      $  58,475       $  55,938       $ 101,053        $  96,651
   Realized Net Gain (Loss)                                          (3)             51             545           14,452
   Change in Unrealized Appreciation (Depreciation)                  --              --        (136,729)          23,435
                                                             ------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                               58,472          55,989         (35,131)         134,538
Distributions
   Net Investment Income                                        (58,475)        (55,938)       (101,053)         (96,651)
   Realized Capital Gain                                             --              --         (15,574)              --
                                                             ------------------------------------------------------------
      Total Distributions                                       (58,475)        (55,938)       (116,627)         (96,651)
Capital Share Transactions1
   Issued                                                     2,103,064       2,017,947         405,695          379,935
   Issued in Lieu of Cash Distributions                          53,903          51,617          82,424           66,823
   Redeemed                                                  (2,062,137)     (1,798,948)       (410,261)        (287,190)
                                                             ------------------------------------------------------------
      Net Increase from Capital Share Transactions               94,830         270,616          77,858          159,568
-------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                     94,827         270,667         (73,900)         197,455
-------------------------------------------------------------------------------------------------------------------------
Net Assets
   Beginning of Year                                          1,868,625       1,597,958       1,943,773        1,746,318
                                                             ------------------------------------------------------------
   End of Year                                               $1,963,452      $1,868,625      $1,869,873       $1,943,773
=========================================================================================================================

1Shares Issued (Redeemed)
   Issued                                                     2,103,064       2,017,947          36,340           33,258
   Issued in Lieu of Cash Distributions                          53,903          51,617           7,416            5,846
   Redeemed                                                  (2,062,137)     (1,798,948)        (36,992)         (25,162)
                                                             ------------------------------------------------------------
         Net Increase in Shares Outstanding                      94,830         270,616           6,764           13,942
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.
     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------------------
                                                                     PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                             -------------------------------------------------
For a Share Outstanding Throughout Each Year                       1999     1998      1997     1996      1995
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                $1.00    $1.00     $1.00    $1.00     $1.00
--------------------------------------------------------------------------------------------------------------
Investment Operations
   Net Investment Income                                           .030     .033      .034     .033      .036
   Net Realized and Unrealized Gain (Loss) on Investments            --       --        --       --        --
                                                             -------------------------------------------------
      Total from Investment Operations                             .030     .033      .034     .033      .036
                                                             -------------------------------------------------
Distributions
   Dividends from Net Investment Income                          (.030)   (.033)    (.034)   (.033)    (.036)
   Distributions from Realized Capital Gains                         --       --        --       --        --
                                                             -------------------------------------------------
      Total Distributions                                        (.030)   (.033)    (.034)   (.033)    (.036)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $1.00    $1.00     $1.00    $1.00     $1.00
==============================================================================================================
Total Return                                                      3.06%    3.33%     3.49%    3.36%     3.69%
==============================================================================================================

Ratios/Supplemental Data
   Net Assets, End of Year (Millions)                            $1,963   $1,869    $1,598   $1,371    $1,200
   Ratio of Total Expenses to Average Net Assets                  0.19%    0.20%     0.20%    0.19%     0.20%
     Ratio of Net Investment Income to Average Net Assets         3.01%    3.27%     3.42%    3.30%     3.62%
==============================================================================================================

                                       26

--------------------------------------------------------------------------------------------------------------
                                                               PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                             YEAR ENDED NOVEMBER 30,
                                                              ------------------------------------------------
For a Share Outstanding Throughout Each Year                       1999     1998      1997     1996      1995
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                               $11.51   $11.27    $11.26   $11.28    $10.07
--------------------------------------------------------------------------------------------------------------
Investment Operations
   Net Investment Income                                           .578     .597      .598     .606      .612
   Net Realized and Unrealized Gain (Loss) on Investments        (.768)     .240      .074     .017     1.210
                                                              ------------------------------------------------
      Total from Investment Operations                           (.190)     .837      .672     .623     1.822
                                                              ------------------------------------------------
Distributions
   Dividends from Net Investment Income                          (.578)   (.597)    (.598)   (.606)    (.612)
   Distributions from Realized Capital Gains                     (.092)       --    (.064)   (.037)        --
                                                              ------------------------------------------------
      Total Distributions                                        (.670)   (.597)    (.662)   (.643)    (.612)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $10.65   $11.51    $11.27   $11.26    $11.28
==============================================================================================================
Total Return                                                     -1.74%    7.60%     6.21%    5.77%    18.48%
==============================================================================================================

Ratios/Supplemental Data
   Net Assets, End of Year (Millions)                            $1,870   $1,944    $1,746   $1,651    $1,569
   Ratio of Total Expenses to Average Net Assets                  0.19%    0.20%     0.18%    0.19%     0.20%
   Ratio of Net Investment Income to Average Net Assets           5.20%    5.23%     5.37%    5.47%     5.63%
     Portfolio Turnover Rate                                        13%      19%        9%      13%       12%
==============================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market and Pennsylvania Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At November 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:
--------------------------------------------------------------------------------
                                CAPITAL CONTRIBUTED  PERCENTAGE      PERCENTAGE
                                    TO VANGUARD       OF FUND     OF VANGUARD'S
PENNSYLVANIA TAX-EXEMPT FUND           (000)        NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                          $407             0.02%            0.4%
Insured Long-Term                      392             0.02             0.4
--------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 1999, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                           EXPENSE REDUCTION
                                                 (000)
--------------------------------------------------------------------------------
                                     Management and     Custodian
Pennsylvania Tax-Exempt Fund         Administrative       Fees
--------------------------------------------------------------------------------
Money Market                               --             $19
Insured Long-Term                          $6              18
--------------------------------------------------------------------------------

D. During the year ended November 30, 1999, the Insured Long-Term Tax-Exempt Fund purchased $263,103,000 of investment securities and sold $240,494,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $3,592,000 through November 30, 1999, which are deferred for tax purposes and increase the amount of net unrealized depreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $2,424,000 to offset future net capital gains through November 30, 2007.

F. At November 30, 1999, net unrealized depreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $5,710,000, consisting of unrealized gains of $46,646,000 on securities that had risen in value since their purchase and $52,356,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Pennsylvania Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 10, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS
This information for the fiscal year ended November 30, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The Pennsylvania Insured Long-Term Tax-Exempt Fund distributed $14,274,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New Jersey,
New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
(California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
   The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
         The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE  *  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.


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{THE VANGUARD GROUP (R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds'
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q770-01/25/2000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.